UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported): December 17, 2019
MUELLER WATER PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road, Suite 1200
Atlanta, Georgia 30328
(Address of Principal Executive Offices)
(770) 206-4200
(Registrant's telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MWA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01.    Regulation FD Disclosure.
An updated version of an investor presentation used by representatives of Mueller Water Products, Inc. (the "Company") is attached as Exhibit 99.1. The presentation will be accessible online through the Investors section of the Company’s website located at www.muellerwaterproducts.com. The information on our website is not a part of this Form 8-K.
The information provided pursuant to this Item 7.01, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 8.01.    Other Events.
In November 2019, the Company satisfied its payment obligations under a settlement agreement attached hereto as Exhibit 10.1 and incorporated herein by reference (the “Walter Tax Settlement”) between the chapter 7 bankruptcy trustee of the Company’s former parent, New WEI, Inc. (formerly known as Walter Energy, Inc.) and the Internal Revenue Service which resolved the Company’s previously disclosed controversy with respect to potential tax liability (the “Walter Tax Liability”) emanating from the activities of certain businesses of the Company’s former parent. As previously reported in a Current Report on Form 8-K filed by the Company on November 6, 2019 and in the Company’s most recent Annual Report on Form 10-K, the Company was obligated to pay approximately $22 million pursuant to the Walter Tax Settlement (plus interest through the payment date) with another former Walter Energy subsidiary agreeing to contribute approximately $17 million to the settlement. As noted above, this payment was made in November 2019 and the payment was accepted by the Internal Revenue Service along with the contributions of the other former Walter Energy subsidiary, which effectuated the terms of the Walter Tax Settlement and released the Company from past and future liability associated with the Walter Tax Liability. No appeal or motion to reconsider the Walter Tax Settlement was filed by any interested party and the Company believes that the Walter Tax Liability is now fully resolved.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 10.1     Walter Tax Settlement, dated November 5, 2019
Exhibit 99.1     Investor presentation, dated December 18, 2019

Forward-Looking Statements
This Current Report on Form 8-K contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that the Company expects will or may occur in the future are forward-looking statements. Forward-looking statements are based on certain assumptions and assessments made by the Company in light of its experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by any forward-looking statements due to a number of factors, including those factors that are described in the section entitled “RISK FACTORS” in Item 1A of our Quarterly Reports on Form 10-Q and most recently filed Annual Report on Form 10-K. Undue reliance should not be placed on any forward-looking statements. The Company does not have any intent to update forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2019	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Marietta Edmunds Zakas
Marietta Edmunds Zakas
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.             Description

Exhibit 10.1             Walter Tax Settlement, dated November 5, 2019
Exhibit 99.1             Investor presentation, dated December 18, 2019